UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07288

Franklin Strategic Mortgage Portfolio

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter September 30, 2017

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended, September 30, 2017, the US economy expanded due to growth in consumer spending, business investment, exports and federal government spending. The US Federal Reserve increased its target range by 0.25% three times during the period, noting improved employment and business spending. Within this environment, US stocks, as measured by the Standard & Poor’s 500® Index, generated a +18.61% total return for the 12-month period.1 Investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, posted a +0.07% total return.1 The 10-year US Treasury yield began the period at 1.60% and ended the period at 2.33%.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Strategic Mortgage Portfolio’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer –

Investment Management

Franklin Strategic Mortgage Portfolio

This letter reflects our analysis and opinions as of September 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Strategic Mortgage Portfolio

This annual report for Franklin Strategic Mortgage Portfolio covers the fiscal year ended September 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in a portfolio of mortgage securities. The Fund invests substantially in mortgage securities that are issued or guaranteed by the US government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in “pools” of mortgage loans issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac.1

Performance Overview

For the 12 months ended September 30, 2017, the Fund’s Class A shares delivered a +0.45% total return. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays US Mortgage-Backed Securities (MBS) Fixed Rate Index, which measures the performance of investment-grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, generated a +0.30% total return.2 The Lipper U.S. Mortgage Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in mortgages and securities issued or guaranteed by the US government and certain federal agencies, posted a +0.84% total return.3 The Bloomberg Barclays US Treasury Index, the US Treasury component of the Bloomberg Barclays US Government Index, had a -1.67% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Portfolio Composition

Based on Total Investments as of 9/30/17

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The US economy expanded during the 12-month period ended September 30, 2017. The economy strengthened in 2017’s second quarter after moderating in the previous two quarters, largely due to growth in consumer spending, business investment, exports and federal government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 4.9% in September 2016 to 4.2% at period-end.4 Monthly retail sales were volatile, but were positive during most of the period. Annual inflation,

1. Guarantees of timely payment of principal and interest do not apply to the market prices and yield of the security or to the net asset value or performance of the Fund. Ginnie Mae pass-through securities are backed by the full faith and credit of the US government. Although US government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the US Treasury. Please refer to the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities.

2. Source: Morningstar.

3. Source: Lipper, a Thomson Reuters Company. For the 12 months ended 9/30/17, this category consisted of 116 funds. Lipper calculations do not include sales charges or subsidization by a fund’s manager. The Fund’s performance relative to the average might have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

4. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

as measured by the Consumer Price Index, increased from 1.5% in September 2016 to 2.2% at period-end.4

The US Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its July and September 2017 meetings, the Fed kept its target range unchanged. Furthermore in September, the Fed mentioned that it would begin implementing its balance sheet reduction in October.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. The yield rose in October 2016 due to positive economic data and signals from the Fed about the possibility of an increase in interest rates in the near term. The yield further increased in November and December, amid a bond market sell-off, based on investor expectations that possible expansionary fiscal policies under the US President, Donald Trump, could lead to a stronger economy and higher inflation. In July 2017, the yield rose further amid hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s impact, the Fed’s proposed balance sheet normalization in October and the Republican tax reform plan, pushed up yields further toward period-end. However, geopolitical tensions in the Middle East and the Korean Peninsula, US political concerns, and uncertainty on whether the Fed would raise rates again in 2017 resulted in a decline in the yield. Overall, the 10-year Treasury yield rose from 1.60% at the beginning of the period to 2.33% at period-end.

Investment Strategy

Under normal market conditions, we invest at least 80% of the Fund’s net assets in mortgage securities. The Fund invests substantially in mortgage securities that are issued or guaranteed by the US government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in “pools” of mortgage loans issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.1 These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS). The Fund may purchase or sell mortgage securities on a delayed-delivery or forward commitment basis through the “to-be-announced” (TBA) market. We may also invest in other types of mortgage securities that may be issued by private issuers, including, but not limited to, certain ARMS, commercial mortgage-backed securities (CMBS), credit risk transfer securities, home equity loan asset-backed securities (HELs), manufactured housing asset-backed securities (MHs) and collateralized mortgage obligations (CMOs), as well as in other mortgage-related asset-backed securities. The Fund also may invest in U.S. Treasury securities. The Fund may invest up to 15% of its net assets in foreign securities, which may include non-U.S. dollar denominated foreign mortgage securities. In addition, the Fund may invest up to 20% of its net assets in high-yield, lower-quality securities rated, at the time of purchase, below BBB by Standard & Poor’s, or Baa by Moody’s, respectively, or, if unrated, deemed to be of comparable quality by the investment manager. The Fund may also invest up to 33% of its gross assets in mortgage dollar rolls. The Fund may invest a small portion of its assets directly in whole mortgage loans.

Distributions*

10/1/16–9/30/17

	Distributions per Share (cents)
Month	Class A	Class A1	Class C	Class R6**	Advisor Class
October	1.8421	2.0479	1.5132	—	2.0542
November	1.9203	2.1162	1.6125	—	2.1133
December	1.8388	2.0313	1.5327	—	2.0285
January	2.4191	2.6189	2.1022	—	2.6155
February	1.8743	2.0548	1.5878	—	2.0519
March	2.3373	2.5360	2.0216	—	2.5345
April	2.6830	2.8546	2.4065	—	2.8497
May	2.6803	2.8938	2.3300	—	2.8899
June	2.6718	2.8667	2.3629	—	2.8628
July	2.3433	2.5435	2.0255	—	2.5399
August	2.3094	2.5103	1.9905	2.5499	2.5069
September	2.1453	2.3345	1.8612	2.5279	2.3341
Total	27.0650	29.4085	23.3466	5.0778	29.3812

*The distribution amount is the sum of all net investment income distributions for the period shown and includes net investment income and tax return of capital. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

Manager’s Discussion

The overall mortgage market provided mixed results during the period as Treasuries outperformed mortgage-backed securities (MBS). In contrast, asset-backed securities, US agency securities and commercial MBS outpaced Treasuries. US economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales grew early in the period, but slowed by period-end because of low supply levels and rising prices.

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The CMBS market overall led excess returns and outpaced Treasuries. Freddie Mac MBS also delivered modest positive excess returns during the 12-month period under review. In contrast, Fannie Mae and Ginnie Mae MBS had negative excess returns and underperformed Treasuries.

In our analysis, the Fed’s continued reinvestment of principal proceeds back into agency MBS, combined with relatively moderate supply, provided some technical support for the sector during the 12-month period under review. Without the Fed’s support, we believe MBS are more vulnerable to supply shocks until alternative demand sources emerge. Banks, mortgage real estate investment trusts, overseas investors and domestic money managers are possible sources, but in our view they would need to increase their allocation to the MBS sector to compensate for the Fed’s reduced presence in the sector. As we move closer to the Fed ceasing reinvestment, coupled with tight spreads, we believe MBS could experience higher volatility. From a historical standpoint, mortgage rates remain at the lower end of their range. Although mortgage rates have remained low, our overall prepayment expectations remain anchored, and we feel prepayments could potentially moderate with mortgage rates staying range bound and underwriting standards remaining relatively tight.

The Fund’s exposure to non-agency residential MBS (RMBS) and CMBS contributed to performance relative to the benchmark. Our shorter duration positioning also contributed to relative performance as interest-rate movements had a positive impact on the portfolio.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Within the agency MBS sector, we mainly increased our allocation to 3.5% coupon securities and reduced our exposure to 3.0% MBS. The portfolio’s heaviest mortgage allocations were in 3.0%, 3.5% and 4.0% coupon securities. We reduced our exposure to US Treasuries and agency MBS and increased our exposure to RMBS and CMBS. At period-end, the portfolio’s heaviest mortgage allocations were in agency MBS and RMBS. The Fund remained allocated to CMBS, though we have noted some weakening of credit fundamentals in certain subsectors of the market. The Fund’s underweighted allocation to agency MBS relative to its benchmark detracted from performance; however, our security selection within the sector helped contribute to the Fund’s overall performance.

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Paul Varunok David Yuen, CFA, FRM Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Performance Summary as of September 30, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+0.45%	-3.77%
5-Year	+12.19%	+1.44%
10-Year	+46.99%	+3.48%

Advisor[5]
1-Year	+0.70%	+0.70%
5-Year	+13.59%	+2.58%
10-Year	+50.85%	+4.20%

		30-Day Standardized Yield[7]
Share Class	Distribution Rate[6]	(with waiver)	(without waiver)
A	2.77%	3.04%	3.03%
Advisor	3.15%	3.42%	3.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/07–9/30/17)

Advisor Class (10/1/07–9/30/17)

See page 8 for Performance Summary footnotes.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

PERFORMANCE SUMMARY

Distributions (10/1/16–9/30/17)

Share Class	Net Investment Income	Tax Return of Capital	Total
A	$0.266352	$0.004298	$0.270650
A1	$0.289447	$0.004638	$0.294085
C	$0.229726	$0.003740	$0.233466
R6 (8/1/17–9/30/17)	$0.049757	$0.001021	$0.050778
Advisor	$0.289178	$0.004634	$0.293812

Total Annual Operating Expenses9

Share Class	With Waiver	Without Waiver
A	1.00%	1.01%
Advisor	0.75%	0.76%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. During periods of declining interest rates, principal prepayments tend to increase as borrowers refinance their mortgages at lower rates; therefore the Fund may be forced to reinvest returned principal at lower interest rates, reducing income. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The fund may be affected by issuers that fail to make interest payments and repay principal when due. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Performance quotations for Class A shares reflect the following methods of calculation: (a) For periods prior to 2/1/12, a restated figure is used based on Class A1 performance and including the Class A Rule 12b-1 fee, and (b) for periods after 2/1/12, actual Class A performance is used, reflecting all charges and fees applicable to that class. Since 2/1/12 (commencement of sales), the cumulative and average annual total returns of Class A shares were +17.31% and +2.07%.

5. Effective 2/1/12, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 fee. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/12, a restated figure is used based on the Fund’s oldest share class, Class A1, excluding the effect of its maximum initial sales charge; and (b) for periods after 2/1/12, actual Advisor Class performance is used, reflecting all charges and fees applicable to that class. Since 2/1/12 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +18.97% and +3.12%.

6. Distribution rate is based on an annualization of the sum of distributions per share for the 30 days of September and the maximum offering price (NAV for Advisor Class) on 9/30/17.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays US MBS Fixed Rate Index is the fixed-rate component of the Bloomberg Barclays US MBS Index and includes the agency mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value[1]	Ending Account Value 9/30/17	Expenses Paid During Period 4/1/17–9/30/17[2,3,4]	Ending Account Value 9/30/17	Expenses Paid During Period 4/1/17–9/30/17[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,018.10	$6.48	$1,018.65	$6.48	1.28%
A1	$1,000	$1,019.40	$5.21	$1,019.90	$5.22	1.03%
C	$1,000	$1,016.10	$8.49	$1,016.65	$8.49	1.68%
R6	$1,000	$1,000.10	$1.23	$1,021.31	$3.80	0.75%
Advisor	$1,000	$1,019.40	$5.21	$1,019.90	$5.22	1.03%

1. For Classes A, A1, C and Advisor, 4/1/17 for Actual and Hypothetical. For R6, 8/1/17 for Actual and 4/1/17 for Hypothetical.

2. For Classes A, A1, C and Advisor, 4/1/17–9/30/17. For Class R6, 8/1/17–9/30/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period. The multiplier is 60/365 for Actual Class R6 expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Financial Highlights

	Year Ended September 30,
	2017	2016	2015	2014	2013
Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.57	$ 9.49	$ 9.43	$ 9.37	$ 9.69

Income from investment operations[a]:
Net investment income	0.147	0.144	0.185	0.249	0.229
Net realized and unrealized gains (losses)	(0.106)	0.135	0.088	0.218	(0.202)

Total from investment operations	0.041	0.279	0.273	0.467	0.027

Less distributions from:
Net investment income	(0.267)	(0.199)	(0.213)	(0.407)	(0.347)
Tax return of capital.	(0.004)	—	—	—	—

Total distributions	(0.271)	(0.199)	(0.213)	(0.407)	(0.347)

Net asset value, end of year.	$ 9.34	$ 9.57	$ 9.49	$ 9.43	$ 9.37

Total return[b]	0.45%	2.98%	2.91%	5.09%	0.28%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.17%	1.00%	1.01%	1.06%	0.96%
Expenses net of waiver and payments by affiliates	1.16% [c]	0.99% [c]	1.01% [d]	1.06% [d]	0.96%
Net investment income	1.82%	1.47%	1.84%	2.37%	2.04%

Supplemental data
Net assets, end of year (000’s)	$21,143	$34,191	$26,328	$9,920	$8,627
Portfolio turnover rate	244.09%	551.77%	614.11%	514.95%	674.91%
Portfolio turnover rate excluding mortgage dollar rolls[e]	111.62%	185.40%	172.54%	133.55%	252.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

eSee Note 1(e) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2017		2016	2015	2014	2013

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.58		$ 9.49	$ 9.44	$ 9.38	$ 9.69

Income from investment operations[a]:

Net investment income	0.177		0.160	0.197	0.232	0.190

Net realized and unrealized gains (losses)	(0.113)		0.153	0.090	0.259	(0.129)

Total from investment operations	0.064		0.313	0.287	0.491	0.061

Less distributions from:

Net investment income	(0.289)		(0.223)	(0.237)	(0.431)	(0.371)

Tax return of capital	(0.005)		—	—	—	—

Total distributions	(0.294)		(0.223)	(0.237)	(0.431)	(0.371)

Net asset value, end of year	$ 9.35		$ 9.58	$ 9.49	$ 9.44	$ 9.38

Total return[b]	0.70%		3.34%	3.06%	5.35%	0.64%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.92%		0.75%	0.76%	0.81%	0.71%

Expenses net of waiver and payments by affiliates	0.91%	[c]	0.74%[c]	0.76%[d]	0.81%[d]	0.71%

Net investment income	2.07%		1.72%	2.09%	2.62%	2.29%

Supplemental data

Net assets, end of year (000’s)	$40,844		$53,432	$59,352	$64,325	$75,609

Portfolio turnover rate	244.09%		551.77%	614.11%	514.95%	674.91%

Portfolio turnover rate excluding mortgage dollar rolls[e]	111.62%		185.40%	172.54%	133.55%	252.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

eSee Note 1(e) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2017	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.57	$ 9.49	$ 9.43	$ 9.37	$ 9.69

Income from investment operations[a]:

Net investment income	0.112	0.112	0.142	0.207	0.167

Net realized and unrealized gains (losses)	(0.109)	0.130	0.093	0.223	(0.178)

Total from investment operations	0.003	0.242	0.235	0.430	(0.011)

Less distributions from:

Net investment income	(0.229)	(0.162)	(0.175)	(0.370)	(0.309)

Tax return of capital	(0.004)	—	—	—	—

Total distributions	(0.233)	(0.162)	(0.175)	(0.370)	(0.309)

Net asset value, end of year	$ 9.34	$ 9.57	$ 9.49	$ 9.43	$ 9.37

Total return[b]	0.06%	2.57%	2.51%	4.68%	(0.11)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.57%	1.40%	1.41%	1.46%	1.36%

Expenses net of waiver and payments by affiliates	1.56% [c]	1.39% [c]	1.41% [d]	1.46% [d]	1.36%

Net investment income	1.42%	1.07%	1.44%	1.97%	1.64%

Supplemental data

Net assets, end of year (000’s)	$6,308	$9,468	$4,067	$2,409	$2,137

Portfolio turnover rate	244.09%	551.77%	614.11%	514.95%	674.91%

Portfolio turnover rate excluding mortgage dollar rolls[e]	111.62%	185.40%	172.54%	133.55%	252.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

eSee Note 1(e) regarding mortgage dollar rolls.

12	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended September 30, 2017[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.38

Income from investment operations[b]:
Net investment income	0.003
Net realized and unrealized gains (losses)	(0.002)

Total from investment operations	0.001

Less distributions from:
Net investment income	(0.050)
Tax return of capital	(0.001)

Total distributions	(0.051)

Net asset value, end of year	$ 9.33

Total return[c]	0.01%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.83%
Expenses net of waiver and payments by affiliates	0.75%[e]
Net investment income	2.23%

Supplemental data
Net assets, end of year (000’s)	$5
Portfolio turnover rate	244.09%
Portfolio turnover rate excluding mortgage dollar rolls[f]	111.62%

aFor the period August 1, 2017 (effective date) to September 30, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.57	$ 9.48	$ 9.43	$ 9.37	$ 9.69

Income from investment operations[a]:
Net investment income	0.187	0.146	0.199	0.371	0.252
Net realized and unrealized gains (losses)	(0.133)	0.166	0.087	0.119	(0.201)

Total from investment operations	0.054	0.312	0.286	0.490	0.051

Less distributions from:
Net investment income	(0.289)	(0.222)	(0.236)	(0.430)	(0.371)
Tax return of capital	(0.005)	—	—	—	—

Total distributions	(0.294)	(0.222)	(0.236)	(0.430)	(0.371)

Net asset value, end of year	$ 9.33	$ 9.57	$ 9.48	$ 9.43	$ 9.37

Total return	0.70%	3.34%	3.06%	5.35%	0.54%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.92%	0.75%	0.76%	0.81%	0.71%
Expenses net of waiver and payments by affiliates	0.91% [b]	0.74% [b]	0.76% [c]	0.81% [c]	0.71%
Net investment income	2.07%	1.72%	2.09%	2.62%	2.29%

Supplemental data
Net assets, end of year (000’s)	$7,632	$8,264	$12,651	$9,049	$3,007
Portfolio turnover rate	244.09%	551.77%	614.11%	514.95%	674.91%
Portfolio turnover rate excluding mortgage dollar rolls[d]	111.62%	185.40%	172.54%	133.55%	252.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBenefit of expense reduction rounds to less than 0.01%.

cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

dSee Note 1(e) regarding mortgage dollar rolls.

14	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Statement of Investments, September 30, 2017
	Principal Amount	Value
U.S. Government and Agency Securities 0.6%
U.S. Treasury Bond,
4.75%, 2/15/37	$225,000	$ 298,714
4.25%, 11/15/40	131,000	164,351

Total U.S. Government and Agency Securities (Cost $484,756)		463,065

Asset-Backed Securities and Commercial Mortgage-Backed Securities 29.7%
Finance 29.7%
[a] American Home Mortgage Investment Trust, 2005-1, 6A, FRN, 3.456%, (6-month USD LIBOR + 2.00%), 6/25/45	143,921	146,110
[b,c,d] Anthracite Ltd., 2004-HY1A, E, 144A, 7.147%, 6/20/41	1,598,000	4,455
[a,b] ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, (1-month USD LIBOR + 4.76%), 9/21/45	40,940	41,296
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	32,112	32,514
[a] Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 2.117%, (1-month USD LIBOR + 0.88%), 11/25/34	88,851	88,200
[e,f] Bear Stearns Commercial Mortgage Securities Trust, 2005-T20, E, FRN, 5.276%, 10/12/42	215,000	196,644
[e,f] CD Commercial Mortgage Trust, 2005-CD1, E, FRN, 5.437%, 7/15/44	47,683	47,619
CD Mortgage Trust, 2016-CD2, A4, 3.526%, 11/10/49	175,000	181,413
[b] Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	200,000	188,260
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	213,547	201,861
[e,f,g] 2015-GC27, XA, IO, FRN, 1.567%, 2/10/48	3,719,051	292,375
2015-GC31, A4, 3.762%, 6/10/48	250,000	262,991
2016-GC37, A4, 3.314%, 4/10/49	250,000	254,321
[b,e,f] Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	52,628	52,931
[a,b] Colony American Homes,
2014-1A, A, 144A, FRN, 2.384%, (1-month USD LIBOR + 1.15%), 5/17/31	92,647	93,092
2014-1A, C, 144A, FRN, 3.084%, (1-month USD LIBOR + 1.85%), 5/17/31	250,000	251,096
2014-2A, A, 144A, FRN, 2.186%, (1-month USD LIBOR + 0.95%), 7/17/31	75,491	75,653
2014-2A, C, 144A, FRN, 3.136%, (1-month USD LIBOR + 1.90%), 7/17/31	163,008	164,055
2015-1A, A, 144A, FRN, 2.434%, (1-month USD LIBOR + 1.20%), 7/17/32	287,746	289,280
[b] Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	65,920	65,659
[e,f,g] COMM Mortgage Trust, 2014-UBS4, XA, IO, FRN, 1.385%, 8/10/47	3,669,792	203,950
[e,f] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.766%, 7/10/38	195,000	183,061
[e,f] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	399,841	440,658
Conseco Financial Corp.,
1996-9, M1, 7.63%, 8/15/27	208,521	225,509
1997-3, A7, 7.64%, 3/15/28	50,692	51,470
1998-6, A8, 6.66%, 6/01/30	169,841	180,608
[b] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	250,000	255,830
CSAIL Commercial Mortgage Trust,
2015-C1, A4, 3.505%, 4/15/50	430,000	444,988
[e,f,g] 2015-C2, XA, IO, FRN, 1.001%, 6/15/57	5,562,836	259,840
[b,e,f] CSMC, 2009-15R, 3A1, 144A, FRN, 3.211%, 3/26/36	58,016	58,192
[b,e,f] CSMC Trust, 2014-OAK1, 1A1, 144A, FRN, 3.00%, 11/25/29	154,080	156,175
[a,h] CWABS Asset-Backed Certificates Trust, 2004-7, MV3, FRN, 2.287%, (1-month USD LIBOR + 1.05%), 12/25/34	31,128	31,309
[a] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 1.987%, (1-month USD LIBOR + 0.75%), 3/25/34	101,418	102,195
[b,e,f] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	400,000	415,598
[a] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 3.437%, (1-month USD LIBOR + 2.20%), 2/25/24	227,598	234,956
2014-DN3, M3, FRN, 5.237%, (1-month USD LIBOR + 4.00%), 8/25/24	244,865	261,406
2014-DN4, M3, FRN, 5.787%, (1-month USD LIBOR + 4.55%), 10/25/24	234,076	253,845

franklintempleton.com	Annual Report	15

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities
(continued)
Finance (continued)
[a] FHLMC Structured Agency Credit Risk Debt Notes, (continued)
2014-HQ1, M2, FRN, 3.737%, (1-month USD LIBOR + 2.50%), 8/25/24	$104,769	$ 105,685
2014-HQ2, M2, FRN, 3.437%, (1-month USD LIBOR + 2.20%), 9/25/24	250,000	258,244
2014-HQ3, M2, FRN, 3.887%, (1-month USD LIBOR + 2.65%), 10/25/24	35,136	35,267
2014-HQ3, M3, FRN, 5.987%, (1-month USD LIBOR + 4.75%), 10/25/24	250,000	276,812
2015-DN1, M2, FRN, 3.637%, (1-month USD LIBOR + 2.40%), 1/25/25	25,084	25,123
2015-DN1, M3, FRN, 5.387%, (1-month USD LIBOR + 4.15%), 1/25/25	250,000	268,847
2015-DNA1, M2, FRN, 3.087%, (1-month USD LIBOR + 1.85%), 10/25/27	250,000	255,457
[h] 2015-DNA3, B, FRN, 10.587%, (1-month USD LIBOR + 9.35%), 4/25/28	249,765	299,260
2015-DNA3, M2, FRN, 4.087%, (1-month USD LIBOR + 2.85%), 4/25/28	412,834	428,359
2015-HQ1, M2, FRN, 3.437%, (1-month USD LIBOR + 2.20%), 3/25/25	115,410	116,400
2015-HQ1, M3, FRN, 5.037%, (1-month USD LIBOR + 3.80%), 3/25/25	500,000	538,898
[h] 2015-HQA1, B, FRN, 10.037%, (1-month USD LIBOR + 8.80%), 3/25/28	249,404	285,560
2015-HQA1, M2, FRN, 3.887%, (1-month USD LIBOR + 2.65%), 3/25/28	158,422	161,940
2016-HQ1, M1, FRN, 2.987%, (1-month USD LIBOR + 1.75%), 9/25/28	78,568	78,834
2016-HQA2, M2, FRN, 3.487%, (1-month USD LIBOR + 2.25%), 11/25/28	250,000	257,114
[a] FNMA, 2007-1, NF, FRN, 1.487%, (1-month USD LIBOR + 0.25%), 2/25/37	120,731	120,905
[a] FNMA Connecticut Avenue Securities,
2014-C02, 2M1, FRN, 2.187%, (1-month USD LIBOR + 0.95%), 5/25/24	12,291	12,301
2014-C02, 2M2, FRN, 3.837%, (1-month USD LIBOR + 2.60%), 5/25/24	400,000	414,373
2014-C04, 1M1, FRN, 6.137%, (1-month USD LIBOR + 4.90%), 11/25/24	310,511	351,951
2015-C01, 2M2, FRN, 5.787%, (1-month USD LIBOR + 4.55%), 2/25/25	244,510	261,123
2017-C01, 1B1, FRN, 6.987%, (1-month USD LIBOR + 5.75%), 7/25/29	280,000	311,430
[e,f] GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	250,000	254,374
[b] G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	263,614	260,183
[h] GMAC Commercial Mortgage Securities Inc. Trust, 2005-C1, B, 4.936%, 5/10/43	295,926	15,135
Green Tree Financial Corp.,
1997-3, A6, 7.32%, 3/15/28	3,575	3,626
1998-4, A7, 6.87%, 4/01/30	76,307	82,054
[e,f] Greenwich Capital Commercial Funding Corp., 2006-GG7, AM, FRN, 5.959%, 7/10/38	83,008	83,800
[e,f,g] GS Mortgage Securities Corp. II, 2015-GC30, XA, IO, FRN, 1.024%, 5/10/50	6,127,362	278,835
[e,f,g] GS Mortgage Securities Trust, 2017-GS5, XA, IO, FRN, 0.971%, 3/10/50	3,246,514	211,946
[a] GSAA Home Equity Trust, 2005-6, A3, FRN, 1.607%, (1-month USD LIBOR + 0.37%), 6/25/35	73,072	73,814
[a] GSAMP Trust, 2005-HE3, M2, FRN, 2.242%, (1-month USD LIBOR + 1.005%), 6/25/35	109,997	110,849
[b] Hilton USA Trust, 2016-SFP, C, 144A, 4.122%, 11/05/35	233,000	237,540
[a] Home Equity Mortgage Trust, 2004-4, M3, FRN, 2.212%, (1-month USD LIBOR + 0.975%), 12/25/34	374,998	374,226
[a] Impac Secured Assets Trust, 2007-2, FRN, 1.487%, (1-month USD LIBOR + 0.25%), 4/25/37	185,478	185,237
[a,b] Invitation Homes Trust,
2014-SFR2, A, 144A, FRN, 2.335%, (1-month USD LIBOR + 1.10%), 9/17/31	237,161	238,069
2014-SFR2, B, 144A, FRN, 2.834%, (1-month USD LIBOR + 1.60%), 9/17/31	200,000	200,208
2014-SFR3, C, 144A, FRN, 3.734%, (1-month USD LIBOR + 2.50%), 12/17/31	49,073	49,213
2015-SFR1, A, 144A, FRN, 2.684%, (1-month USD LIBOR + 1.45%), 3/17/32	213,729	215,481
2015-SFR2, A, 144A, FRN, 2.584%, (1-month USD LIBOR + 1.35%), 6/17/32	243,013	244,969
2015-SFR2, C, 144A, FRN, 3.234%, (1-month USD LIBOR + 2.00%), 6/17/32	200,000	200,908
2015-SFR3, A, 144A, FRN, 2.534%, (1-month USD LIBOR + 1.30%), 8/17/32	238,680	240,588
2015-SFR3, C, 144A, FRN, 3.234%, (1-month USD LIBOR + 2.00%), 8/17/32	225,000	226,064
JP Morgan Chase Commercial Mortgage Securities Trust,
[e,f] 2005-LPD5, F, FRN, 5.888%, 12/15/44	91,056	90,841
2016-JP3, AS, 3.144%, 8/15/49	450,000	441,917
[b,e,f] JP Morgan Mortgage Trust, 2013-3, A3, 144A, FRN, 3.411%, 7/25/43	239,289	240,906

16	| Annual Report	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities
(continued)
Finance (continued)
JPMBB Commercial Mortgage Securities Trust,
[e,f] 2014-C24, AS, FRN, 3.914%, 11/15/47	$250,000	$ 259,698
2015-C33, A4, 3.77%, 12/15/48	250,000	263,109
[e,f] LB-UBS Commercial Mortgage Trust,
[b,h] 2001-C3, E, 144A, FRN, 6.95%, 6/15/36	300,000	294,317
2006-C1, AJ, FRN, 5.276%, 2/15/41	127,494	127,528
[a] Lehman XS Trust, 2005-1, 2A2, FRN, 2.737%, (1-month USD LIBOR + 1.50%), 7/25/35	74,263	74,512
[b,e,f] Mach One ULC,
2004-1A, K, 144A, FRN, 5.45%, 5/28/40	125,000	124,990
2004-1A, L, 144A, FRN, 5.45%, 5/28/40	125,000	125,374
[a] Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN, 4.487%, (1-month USD LIBOR + 3.25%), 3/25/32	107,173	109,587
Merrill Lynch Mortgage Investors Trust,
[a] 2003-A, 1A, FRN, 1.977%, (1-month USD LIBOR + 0.74%), 3/25/28	192,391	185,410
[e,f] 2004-A1, M1, FRN, 3.308%, 2/25/34	200,206	166,627
[e,f] Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.54%, 11/12/37	32,541	32,507
[b,e,f] Mill City Mortgage Loan Trust, 2016-1, A, 144A, FRN, 2.50%, 4/25/57	153,137	153,420
[a] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 1.972%, (1-month USD LIBOR + 0.735%), 1/25/35	113,943	114,611
[b,e,f] Morgan Stanley Capital I Trust, 2014-150E, C, 144A, FRN, 4.438%, 9/09/32	330,000	348,496
[b,e,f] Multi Security Asset Trust LP Commercial Mortgage,
2005-RR4A, J, 144A, FRN, 5.88%, 11/28/35	220,000	221,939
2005-RR4A, K, 144A, FRN, 5.88%, 11/28/35	130,000	132,083
[a] Novastar Home Equity Loan, 2004-4, M4, FRN, 2.887%, (1-month USD LIBOR + 1.65%), 3/25/35	45,566	45,752
Oakwood Mortgage Investors Inc., 1999-A, A3, 6.09%, 4/15/29	95,035	96,136
[b] One Market Plaza Trust, 2017-1MKT, B, 144A, 3.845%, 2/10/32	350,000	364,637
Residential Asset Securities Corp., 2004-KS8, AI6, 4.79%, 9/25/34	18,832	18,951
[e,f] Residential Funding Mortgage Securities II, 2004-HI3, A5, FRN, 5.98%, 6/25/34	65,088	67,154
[b,e,f] Towd Point Mortgage Trust,
2015-1, 144A, FRN, 2.75%, 11/25/60	306,188	308,262
2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	193,433	195,638
2016-5, A1, 144A, FRN, 2.50%, 10/25/56	371,870	372,371
2017-1, A1, 144A, FRN, 2.75%, 10/25/56	190,920	192,379
2017-1, A2, 144A, FRN, 3.50%, 10/25/56	165,000	170,155
2017-2, A1, 144A, FRN, 2.75%, 4/25/57	111,204	111,926
2017-4, A1, 144A, FRN, 2.75%, 6/25/57	206,098	207,527
[a,b] Tricon American Homes Trust,
2015-SFR1, A, 144A, FRN, 2.571%, (1-month USD LIBOR + 1.25%), 5/17/32	215,094	216,689
2015-SFR1, C, 144A, FRN, 3.134%, (1-month USD LIBOR + 1.90%), 5/17/32	200,000	201,232
[b,e,f] Wachovia Bank Commercial Mortgage Trust, 2003-C7, F, 144A, FRN, 6.138%, 10/15/35	46,590	46,530
[a] WaMu Mortgage Pass-Through Certificates,
2005-AR19, A1A1, FRN, 1.507%, (1-month USD LIBOR + 0.27%), 12/25/45	248,041	241,202
2005-AR8, 1A1A, FRN, 1.527%, (1-month USD LIBOR + 0.29%), 7/25/45	128,515	126,962
[e,f,g] Wells Fargo Commercial Mortgage Trust, 2016-NXS6, XA, IO, FRN, 1.80%, 11/15/49	2,837,091	283,776
Wells Fargo Mortgage Backed Securities Trust,
[e,f] 2004-W, A9, FRN, 3.616%, 11/25/34	104,062	106,526
[e,f] 2005-AR10, 2A3, FRN, 3.296%, 6/25/35	101,032	101,743
[e,f] 2005-AR9, 2A2, FRN, 3.53%, 10/25/33	158,909	158,597
2007-3, 3A1, 5.50%, 4/25/22	17,033	17,427

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities
(Cost $22,309,621)		22,499,861

franklintempleton.com	Annual Report	17

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Mortgage-Backed Securities 75.8%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 42.2%
FHLMC Gold 20 Year, 6.50%, 2/01/19	$6,667	$ 6,698
FHLMC Gold 30 Year, 3.00%, 4/01/47	4,297,344	4,314,946
[i] FHLMC Gold 30 Year, 3.00%, 10/01/47	500,000	501,563
FHLMC Gold 30 Year, 3.50%, 3/01/47	4,846,497	5,002,883
FHLMC Gold 30 Year, 3.50%, 6/01/47	6,569,019	6,780,987
[i] FHLMC Gold 30 Year, 3.50%, 10/01/47	1,000,000	1,031,211
FHLMC Gold 30 Year, 4.00%, 6/01/47	4,982,876	5,248,987
FHLMC Gold 30 Year, 4.00%, 8/01/47	7,010,146	7,384,523
FHLMC Gold 30 Year, 4.50%, 4/01/40	656,472	706,642
FHLMC Gold 30 Year, 5.00%, 10/01/33 - 2/01/39	413,900	453,410
FHLMC Gold 30 Year, 5.50%, 9/01/33	45,681	51,058
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	126,997	143,491
FHLMC Gold 30 Year, 6.50%, 11/01/27 - 7/01/32	73,091	81,066
FHLMC Gold 30 Year, 7.50%, 10/01/25 - 8/01/32	177,296	194,453
FHLMC Gold 30 Year, 8.00%, 7/01/24 - 5/01/30	100,771	106,834
FHLMC Gold 30 Year, 8.50%, 6/01/21	8,615	8,693
FHLMC Gold 30 Year, 9.00%, 9/01/30	26,079	26,483
FHLMC Gold 30 Year, 9.50%, 12/01/19 - 12/01/22	11,682	11,828

		32,055,756

[j] Federal National Mortgage Association (FNMA) Adjustable Rate 2.5%
FNMA, 1.907% - 3.125%, (11th District COF +/- MBS Margin), 1/01/18 - 4/01/37	734,937	750,550
FNMA, 3.145% - 3.388%, (11th District COF +/- MBS Margin), 5/01/21 - 7/01/38	719,934	735,862
FNMA, 3.445% - 3.75%, (11th District COF +/- MBS Margin), 5/01/22 - 4/01/37	376,185	388,710

		1,875,122

Federal National Mortgage Association (FNMA) Fixed Rate 18.5%
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	32,021	32,777
FNMA 15 Year, 5.50%, 11/01/17 - 2/01/18	2,748	2,750
FNMA 30 Year, 3.00%, 4/01/47	5,532,696	5,553,492
[i] FNMA 30 Year, 3.00%, 10/01/47	785,000	787,208
[i] FNMA 30 Year, 3.50%, 10/01/47	2,050,000	2,112,701
FNMA 30 Year, 3.50%, 7/01/56	1,232,214	1,267,686
[i] FNMA 30 Year, 4.00%, 10/01/47	250,000	263,145
FNMA 30 Year, 5.00%, 4/01/34	120,433	131,699
FNMA 30 Year, 5.50%, 9/01/33 - 11/01/33	615,022	684,946
FNMA 30 Year, 5.50%, 11/01/33 - 11/01/35	602,185	675,477
FNMA 30 Year, 6.00%, 12/01/23 - 10/01/34	374,382	428,455
FNMA 30 Year, 6.00%, 10/01/34 - 5/01/35	597,105	682,043
FNMA 30 Year, 6.00%, 7/01/35 - 8/01/35	252,596	285,638
FNMA 30 Year, 6.50%, 12/01/27 - 8/01/32	673,087	749,439
FNMA 30 Year, 6.50%, 8/01/32	93,766	104,211
FNMA 30 Year, 7.50%, 8/01/25 - 5/01/32	28,507	33,605
FNMA 30 Year, 8.00%, 1/01/25 - 7/01/31	25,072	28,445
FNMA 30 Year, 8.50%, 11/01/26 - 11/01/28	165,741	178,980
FNMA 30 Year, 9.00%, 12/01/17 - 4/01/25	1,679	1,859
FNMA 30 Year, 9.50%, 11/01/21 - 4/01/30	40,241	42,684
FNMA 30 Year, 10.00%, 11/01/18 - 4/01/21	6,919	7,009
FNMA 30 Year, 10.50%, 5/01/30	2,004	2,013
FNMA PL 30 Year, 10.00%, 9/01/20	7,761	7,857

		14,064,119

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate 12.6%
GNMA I SF 30 Year, 6.50%, 1/15/24 - 9/15/32	$109,212	$120,612
GNMA I SF 30 Year, 7.00%, 6/15/23 - 2/15/32	62,323	65,630
GNMA I SF 30 Year, 7.50%, 10/15/23 - 10/15/29	33,761	35,796
GNMA I SF 30 Year, 8.00%, 1/15/22 - 9/15/27	41,590	44,985
GNMA I SF 30 Year, 8.25%, 2/15/21 - 5/15/21	21,236	21,313
GNMA I SF 30 Year, 8.50%, 10/15/21 - 7/15/24	39,964	40,403
GNMA I SF 30 Year, 10.00%, 12/15/18	1,286	1,292
GNMA II SF 30 Year, 3.00%, 7/20/47	3,909,722	3,968,651
GNMA II SF 30 Year, 3.00%, 8/20/47	433,987	440,528
GNMA II SF 30 Year, 3.50%, 5/20/47	1,378,489	1,434,974
GNMA II SF 30 Year, 3.50%, 9/20/47	2,483,510	2,585,273
[i] GNMA II SF 30 Year, 3.50%, 10/01/47	460,000	478,112
GNMA II SF 30 Year, 6.50%, 1/20/26 - 1/20/33	179,119	206,029
GNMA II SF 30 Year, 7.50%, 11/20/22 - 7/20/32	110,151	126,777
GNMA II SF 30 Year, 8.00%, 8/20/26	107	126
GNMA II SF 30 Year, 9.00%, 11/20/19 - 3/20/25	977	1,029
GNMA II SF 30 Year, 10.50%, 6/20/20	9	9

		9,571,539

Total Mortgage-Backed Securities (Cost $56,890,864)		57,566,536

Total Investments before Short Term Investments (Cost $79,685,241)		80,529,462

	Shares
Short Term Investments (Cost $841,566) 1.1%
Money Market Funds 1.1%
[k,l] Institutional Fiduciary Trust Money Market Portfolio, 0.67%	841,566	841,566

Total Investments (Cost $80,526,807) 107.2%		81,371,028
Other Assets, less Liabilities (7.2)%		(5,439,329)

Net Assets 100.0%		$75,931,699

aThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At September 30, 2017, the aggregate value of these securities was $8,253,666, representing 10.9% of net assets.

cFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

dSee Note 7 regarding defaulted securities.

eAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

fThe coupon rate shown represents the rate at period end.

gInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

hThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

iSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

jAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

kSee Note 3(f) regarding investments in affiliated management investment companies.

lThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com	Annual Report	19

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

At September 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Contracts
CME Ultra Long Term U.S. Treasury Bond	Short	5	$825,625	12/19/17	$ 16,080
U.S. Treasury 5 Yr. Note	Long	21	2,467,500	12/29/17	(16,296)
U.S. Treasury 10 Yr. Note Ultra	Long	24	3,223,875	12/19/17	(37,563)
U.S. Treasury 30 Yr. Bond	Long	8	1,222,500	12/19/17	(18,018)

Total Futures Contracts					$(55,797)

*as of period end.

See Note 8 regarding other derivative information.

See Abbreviations on page 33.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Financial Statements

Statement of Assets and Liabilities

September 30, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 79,685,241
Cost - Non-controlled affiliates (Note 3f)	841,566

Value - Unaffiliated issuers	$ 80,529,462
Value - Non-controlled affiliates (Note 3f)	841,566
Receivables:
Investment securities sold	2,271,984
Capital shares sold	10,021
Interest	230,448
Initial margin on future contracts	59,250
Other assets	36

Total assets	83,942,767

Liabilities:
Payables:
Investment securities purchased	7,579,435
Capital shares redeemed	248,118
Management fees	25,152
Distribution fees	15,792
Transfer agent fees	40,346
Distributions to shareholders	20,994
Variation margin on futures contracts	9,352
Funds advanced by custodian	41
Accrued expenses and other liabilities	71,838

Total liabilities	8,011,068

Net assets, at value	$ 75,931,699

Net assets consist of:
Paid-in capital	$ 92,819,636
Distributions in excess of net investment income	(33,701)
Net unrealized appreciation (depreciation)	788,455
Accumulated net realized gain (loss)	(17,642,691)

Net assets, at value	$ 75,931,699

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

September 30, 2017

Class A:
Net assets, at value	$21,143,381

Shares outstanding	2,263,705

Net asset value per share[a]	$9.34

Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.75

Class A1:
Net assets, at value	$40,843,522

Shares outstanding	4,370,120

Net asset value per share[a]	$9.35

Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.77

Class C:
Net assets, at value	$ 6,307,947

Shares outstanding	675,274

Net asset value and maximum offering price per share[a]	$9.34

Class R6:
Net assets, at value	$ 4,974

Shares outstanding	533

Net asset value and maximum offering price per share	$9.33

Advisor Class:
Net assets, at value	$ 7,631,875

Shares outstanding	817,662

Net asset value and maximum offering price per share	$9.33

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Operations

for the year ended September 30, 2017

Investment income:
Dividends:
Unaffiliated issuers	$1,378
Non-controlled affiliates (Note 3f)	6,806
Interest:
Unaffiliated issuers:
Paydown gain (loss)	(628,540)
Paid in cash	3,234,703

Total investment income	2,614,347

Expenses:
Management fees (Note 3a)	351,351
Distribution fees: (Note 3c)
Class A	65,542
Class C	49,656
Transfer agent fees: (Note 3e)
Class A	44,950
Class A1	78,803
Class C	13,124
Class R6	54
Advisor Class	13,453
Custodian fees (Note 4)	3,583
Reports to shareholders	27,186
Registration and filing fees	100,583
Professional fees	102,556
Trustees’ fees and expenses	2,586
Other	70,354

Total expenses	923,781
Expense reductions (Note 4)	(110)
Expenses waived/paid by affiliates (Note 3g)	(10,266)

Net expenses	913,405

Net investment income	1,700,942

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,843,027)
Foreign currency transactions	144
Futures contracts	185,714

Net realized gain (loss)	(1,657,169)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	157,028
Futures contracts	(74,221)

Net change in unrealized appreciation (depreciation)	82,807

Net realized and unrealized gain (loss)	(1,574,362)

Net increase (decrease) in net assets resulting from operations	$126,580

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended September 30,
	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income	$1,700,942	$1,717,548
Net realized gain (loss)	(1,657,169)	2,587,383
Net change in unrealized appreciation (depreciation)	82,807	(917,730)

Net increase (decrease) in net assets resulting from operations	126,580	3,387,201

Distributions to shareholders from:
Net investment income:
Class A	(735,045)	(651,156)
Class A1	(1,411,458)	(1,326,336)
Class C	(185,197)	(121,974)
Class R6	(26)	—
Advisor Class	(244,016)	(277,140)
Tax return of capital:
Class A	(11,031)	—
Class A1	(21,821)	—
Class C	(2,856)	—
Class R6	(1)	—
Advisor Class	(3,942)	—

Total distributions to shareholders	(2,615,393)	(2,376,606)

Capital share transactions: (Note 2)
Class A	(12,242,804)	7,566,588
Class A1	(11,327,345)	(6,429,412)
Class C	(2,934,339)	5,319,994
Class R6	5,000	—
Advisor Class	(434,713)	(4,510,111)

Total capital share transactions	(26,934,201)	1,947,059

Net increase (decrease) in net assets	(29,423,014)	2,957,654
Net assets:
Beginning of year	105,354,713	102,397,059

End of year	$75,931,699	$105,354,713

Distributions in excess of net investment income included in net assets:
End of year	$(33,701)	$(37,456)

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Strategic Mortgage Portfolio (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Strategic Mortgage Portfolio (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Fund began offering a new class of shares, Class R6.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

b.  Foreign Currency Translation (continued)

rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

See Note 8 regarding other derivative information.

e.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

26	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statement of Operations. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

franklintempleton.com	Annual Report	27

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At September 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended September 30,
	2017		2016
	Shares	Amount	Shares	Amount

Class A Shares:

Shares sold	801,773	$7,524,637	2,195,608	$20,859,418

Shares issued in reinvestment of distributions	73,222	686,195	63,407	602,975

Shares redeemed	(2,183,021)	(20,453,636)	(1,462,885)	(13,895,805)

Net increase (decrease)	(1,308,026)	$(12,242,804)	796,130	$7,566,588

Class A1 Shares:

Shares sold	199,931	$1,873,549	488,676	$4,639,255

Shares issued in reinvestment of distributions	144,795	1,357,943	132,064	1,255,793

Shares redeemed	(1,553,196)	(14,558,837)	(1,296,056)	(12,324,460)

Net increase (decrease)	(1,208,470)	$(11,327,345)	(675,316)	$(6,429,412)

Class C Shares:

Shares sold	93,491	$879,328	762,910	$7,244,402

Shares issued in reinvestment of distributions	18,250	171,045	11,731	111,692

Shares redeemed	(425,443)	(3,984,712)	(214,304)	(2,036,100)

Net increase (decrease)	(313,702)	$(2,934,339)	560,337	$5,319,994

Class R6 Shares[a]:

Shares sold	533	$5,000

Advisor Class Shares:

Shares sold	743,154	$6,947,738	495,713	$4,697,342

Shares issued in reinvestment of distributions	16,400	153,614	22,802	216,556

Shares redeemed	(805,806)	(7,536,065)	(989,438)	(9,424,009)

Net increase (decrease)	(46,252)	$(434,713)	(470,923)	$(4,510,111)

a For the period August 1, 2017 (effective date) to September 30, 2017.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

28	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.400%	First $250 million
0.380%	Over $250 million, up to and including $500 million
0.360%	In excess of $500 million

For the year ended September 30, 2017, the effective investment management fee rate was 0.400% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$6,408
CDSC retained	$1,914

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2017, the Fund paid transfer agent fees of $150,384, of which $59,098 was retained by Investor Services.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended September 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.67%	5,250,982	22,674,479	(27,083,895)	841,566	$841,566	$6,806	$-	$-

g.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01%. Investor Services may discontinue this waiver in the future.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended September 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$6,929,694
2019	8,155,073
Capital loss carryforwards not subject to expiration:
Short term	1,551,315
Long term	1,062,293
Total capital loss carryforwards	$17,698,375

On September 30, 2017, the Fund had expired capital loss carryforwards of $2,449,042, which were reclassified to paid-in capital.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid during the years ended September 30, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,575,742	$2,376,606
Return of capital	39,651	—
	$2,615,393	$2,376,606

At September 30, 2017, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$80,483,979

Unrealized appreciation	$1,521,523
Unrealized depreciation	(690,119)

Net unrealized appreciation (depreciation)	$831,404

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to paydown losses.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2017, aggregated $228,500,301 and $260,715,197, respectively.

7. Credit Risk and Defaulted Securities

At September 30, 2017, the Fund had 7.0% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At September 30, 2017, the value of this security represents less than 0.1% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8. Other Derivative Information

At September 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$16,080	[a]	Variation margin on futures contracts	$71,877	[a]

a This amount reflects the cumulative appreciation (depreciation) of future contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information (continued)

For the year ended September 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$185,714	Futures contracts	$(74,221)

For the year ended September 30, 2017, the average month end notional amount of futures contracts represented $7,135,118.

See Note 1(e) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended September 30, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of September 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Government and Agency Securities	$—	$463,065	$—	$463,065
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	22,495,406	4,455	22,499,861
Mortgage-Backed Securities	—	57,566,536	—	57,566,536
Short Term Investments	841,566	—	—	841,566
Total Investments in Securities	$841,566	$80,525,007	$4,455	$81,371,028
Other Financial Instruments:
Futures Contracts	$16,080	$—	$—	$16,080
Liabilities:
Other Financial Instruments:
Futures Contracts	$71,877	$—	$—	$71,877

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

FRN     Floating Rate Note

IO         Interest Only

MFM    Multi-Family Mortgage

PL        Project Loan

REIT    Real Estate Investment Trust

SF       Single Family

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Franklin Strategic Mortgage Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Mortgage Portfolio (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

November 15, 2017

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $2,531,427 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2017.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1992	140	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (August 2017- present).

Principal Occupation During at Least the Past 5 Years:

Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	140	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (April 2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	114	None
Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing)(2002-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	156	None
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director, and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	140	None
Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter Franklin Strategic Mortgage Portfolio
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	357 A 11/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $38,553 for the fiscal year ended September 30, 2017 and $42,053 for the fiscal year ended September 30, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended September 30, 2017 and $539,168 for the fiscal year ended September 30, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, review of system processes related to fixed income securities, and benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,000 for the fiscal year ended September 30, 2017 and $539,168 for the fiscal year ended September 30, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	November 27, 2017

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	November 27, 2017